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                                                                    EXHIBIT 10.4


                             GENESEE & WYOMING INC.

                          EMPLOYEE STOCK PURCHASE PLAN


1.  PURPOSE AND EFFECT OF PLAN

    The purpose of the Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in the ownership of common stock by present and future employees of the Company and its subsidiaries. The Plan is intended to conform with the provisions of Rule 16b-3 of the Act and the terms of Code section 423.

2.  DEFINITIONS

    Where indicated by initial capital letters, the following terms shall have the following meanings:

    a.  Act:  The Securities Exchange Act of 1934, as amended.

    b. Base Compensation: The regular earnings of an Eligible Employee, including overtime and bonuses, and salary reduction contributions pursuant to elections under a plan subject to Code sections 125 or 401(k).

    c.  Board:  The Board of Directors of the Company.

    d. Code: The Internal Revenue Code of 1986, as amended, or any subsequently enacted federal revenue law. A reference to a particular section of the Code shall include a reference to any regulations issued under the section and to the corresponding section of any subsequently enacted federal revenue law.

    e. Committee: The committee established pursuant to Section 4 to be responsible for the general administration of the Plan.

    f. Class A Common Stock: The Company's Class A Common Stock, $.01 par value per share.

    g. Company: Genesee & Wyoming Inc. and any successor by merger, consolidation or otherwise.

    h.  Custodian:  Has the meaning given it by Section 13.
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    i.  Eligible Employee:  Any employee of the Company or any subsidiary of the
Company that meets the eligibility requirements of Section 5.

    j. Enrollment Form: The form filed with the Committee authorizing payroll deductions pursuant to Section 6.

    k. Fair Market Value: The last reported sale price, regular way, of the Class A Common Stock as reported by Nasdaq on the date in question, or, if the Class A Common Stock shall not have traded on Nasdaq on such date, the last reported sale price, regular way, so reported on the first day prior thereto on which the Class A Common Stock so traded.

    l.  Investment Account:  Has the meaning given it by Section 13.

    m. Investment Date: The second to last business day of each calendar month on which shares of Class A Common Stock are or could be traded on Nasdaq.

    n. Issuance Date: The date on or about which certificates representing shares of Common Stock held in a Participating Employee's Investment Account are issued to the Participating Employee or sold pursuant to his direction.

    o.  Nasdaq:  The Nasdaq Stock Market.

    p. Participating Employee: An Eligible Employee who elects to participate in the Plan by filing an Enrollment Form pursuant to Section 6.

    q. Payroll Deduction Account: The account established for a Participating Employee to hold payroll deductions pursuant to Section 6.

    r. Plan: The "Genesee & Wyoming Inc. Employee Stock Purchase Plan," as set forth herein and as amended from time to time.

    s. Purchase Price: The price for each share of Class A Common Stock, which shall be the Fair Market Value of such share on the Investment Date.

    t.  Section:  The appropriate section of the Plan.

3.  SHARES SUBJECT TO THE PLAN

    Subject to the provisions of Section 12, the total number of shares of Class A Common Stock which may be purchased by employees under the Plan shall not exceed 450,000. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company.

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4.  ADMINISTRATION OF THE PLAN

    The Plan shall be administered by the Committee appointed by the Board which shall be comprised of two or more members of the Board. Each member of the Committee shall be a disinterested director of the Company within the meaning of Rule 16b-3 promulgated under the Act. The Committee shall be the Stock Option Committee under the Genesee & Wyoming Inc. 1996 Stock Option Plan unless the Board shall appoint another committee to administer the Plan.

    Subject to the express provisions of the Plan, the Committee shall have the authority to take any and all actions necessary to implement the Plan and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the Plan. All of such determinations shall be final and binding upon all persons. A quorum of the Committee shall consist of a majority of its members and the Committee may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Committee. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan.

5.  ELIGIBLE EMPLOYEES

    Any employee of the Company or of any subsidiary of the Company shall be eligible to participate in the Plan, except an employee (a) whose customary employment is twenty hours or less per week, or (b) who has been employed for less than two years. No director of the Company who is not an employee shall be eligible to participate in the Plan.

6.  ELECTION TO PARTICIPATE

    An employee may become a Participating Employee effective on the first day of any calendar month coincident with or following the date he becomes an Eligible Employee by filing with the Committee an Enrollment Form authorizing specified regular payroll deductions from his Base Compensation. Such regular payroll deductions shall be subject to a maximum deduction of 10% of Base Compensation for each pay period. All regular payroll deductions shall be credited to the Payroll Deduction Account that the Company has established in the name of the Participating Employee.

    A Participating Employee may at any time withdraw from the Plan and cease to be a Participating Employee. An employee who ceases to be a Participating Employee shall receive a refund of the amount in his Payroll Deduction Account and may not again become a Participating Employee for six months. A Participating Employee

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may, to be effective as of the first day of the next following calendar month, increase or decrease his payroll deduction by filing a new Enrollment Form.

    Enrollment Forms must be filed with the Committee not less than ten days before the beginning of a calendar month to be effective for that month, unless a shorter period of time is prescribed by the Committee. An Enrollment Form not filed within the prescribed filing period shall be effective the first day of the calendar month following the calendar month when it would otherwise become effective.

    As a condition of participation in the Plan, each Participating Employee agrees to notify the Company if he sells or otherwise disposes of any Class A Common Stock purchased by him under the Plan within two years of the Investment Date on which such shares were purchased.

7.  PURCHASE OF SHARES

    Each Participating Employee having eligible funds in his Payroll Deduction Account on an Investment Date shall be deemed, without any further action, to have purchased the number of shares which the eligible funds in his Payroll Deduction Account could purchase at the Purchase Price on that Investment Date. The Payroll Deduction Account of each such Participating Employee shall be charged for the amount of such purchase and shares shall be issued to the Participating Employee as of the Investment Date. Such shares may be uncertificated and held by the Custodian in accordance with Section 13.

8.  REGISTRATION OF SHARES

    Shares of Class A Common Stock will be registered only in the name of the Participating Employee or, if he so indicates on his Enrollment Form, in his name jointly with one other person, with right of survivorship.

9.  LIMITATION ON PURCHASES

    (a) During any one calendar year, no Participating Employee shall have the right to purchase under the Plan (and all other plans qualified under Code section 423) shares of stock of the Company and its subsidiaries having a Fair Market Value (determined at the time such right is granted) in excess of $25,000. The purpose of this limitation is to comply with Code section 423(b)(8) and shall be interpreted accordingly.

    (b) A Participating Employee's Payroll Deduction Account may not be used to purchase Class A Common Stock on any Investment Date to the extent that after such purchase the Participating Employee would own (or be considered as owning within

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the meaning of Code section 424(d)) stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or of its subsidiaries. For this purpose, stock which the Participating Employee may purchase under any outstanding option shall be treated as owned by such Participating Employee. As of the first Investment Date on which this Section 9(b) limits a Participating Employee's ability to purchase Class A Common Stock, the employee shall cease to be a Participating Employee.

10. RIGHTS AS A STOCKHOLDER

    None of the rights or privileges of a stockholder of the Company shall exist with respect to shares of Class A Common Stock purchased under the Plan until the date as of which such shares are issued.

11. RIGHTS NOT TRANSFERABLE

    Except as expressly provided in Section 14, neither compensation deductions credited to a Participating Employee's Payroll Deduction Account nor any rights with regard to participation in the Plan nor the right to receive shares of Class A Common Stock shall be transferable in any way by a Participating Employee.

12. CHANGE IN CAPITAL STRUCTURE

    In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock applicable to all stockholders generally, the number and kind of shares of stock or other securities of the Company to be subject to the Plan, the maximum number of shares or other securities which may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

    If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to the Plan as the Committee deems appropriate.

    Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participating Employee, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

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13. INVESTMENT ACCOUNT

    Notwithstanding any other provision of the Plan to the contrary, the Board, in its sole discretion, may appoint a custodian to hold the Class A Common Stock purchased under the Plan (the "Custodian"). The Custodian shall maintain a separate account for each Participating Employee (the "Investment Account"). Each Investment Account shall be in the name of the Participating Employee or, if he so indicates on his Enrollment Form, in his name jointly with one other person, with right of survivorship.

    A Participating Employee shall have the right at any time, by written instruction to the Custodian, to obtain a certificate for the whole shares then credited to his Investment Account, or to direct that any whole shares then credited to his Investment Account be sold by the Custodian on the open market and the net proceeds thereof be remitted to him (with all expenses incurred in the sale of such shares being paid by the Participating Employee). In either such case, any fractional shares then credited to the Participating Employee's Investment Account shall remain so credited or, if the Participating Employee so instructs the Custodian, the Fair Market Value thereof, as of the Issuance Date, shall be paid to him in cash. When so requested by a Participating Employee or otherwise required by the terms of the Plan, the Custodian shall direct the Company's transfer agent to issue in the name of the Participating Employee (of, if he so indicates on his Enrollment Form, in the name of such Participating Employee jointly with one other person with right of survivorship) a stock certificate representing the whole shares of Common Stock then credited to his Investment Account. Notwithstanding the foregoing, if on any Issuance Date the Company does not have a currently effective Registration Statement on Form S-8 under the Securities Act of 1933, as amended, covering the shares subject to the Plan, then the Custodian may postpone the issuance of the Participating Employee's stock certificates or the sale of such shares until such Registration Statement is effective.

    Expenses incurred in the purchase of shares and all expenses of the Custodian shall be paid by the Company.

14. RETIREMENT, TERMINATION AND DEATH

    In the event of a Participating Employee's death or retirement or termination of employment for any reason, or in the event that a Participating Employee ceases to be such, then no further purchase of shares shall be made by him under the Plan. In such event, the amount remaining in his Payroll Deduction Account shall be refunded to him, and a certificate shall be issued, as provided in Section 13, representing the whole shares then credited to his Investment Account (with the Fair Market Value, as of the date of such event, of any fractional shares paid to him in cash). In the event of a Participating Employee's death, the amount in his Payroll Deduction Account

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shall be delivered to the beneficiary designated by the Participating Employee in a writing filed with the Company. If no beneficiary has been designated, or if the designated beneficiary does not survive the Participating Employee, such amount shall be delivered to his estate.

15. AMENDMENT OF THE PLAN

    The Board may at any time, or from time to time, amend the Plan in any respect; provided, however, that the stockholders of the Company must approve any amendment that would materially (i) increase the benefits accruing to Participating Employees under the Plan, (ii) increase (other than pursuant to Section 12) the number of securities that may be issued under the Plan, or (iii) modify the requirements as to eligibility for participation in the Plan.

16. TERMINATION OF THE PLAN

    The Plan and all rights of employees hereunder shall terminate:

    (a) on the Investment Date that Participating Employees become entitled to purchase a number of shares greater than the number of shares remaining available for purchase; or

    (b) at any date at the discretion of the Board of Directors.

    In the event that the Plan terminates under circumstances described in (a) above, the shares remaining as of the termination date shall be purchased by Participating Employees on a pro rata basis. Upon termination of the Plan, all amounts in an employee's Payroll Deduction Account that are not used to purchase Class A Common Stock will be refunded to him, and certificates shall be issued, as provided in Section 13, representing the whole shares then credited to each Participating Employee's Investment Account (with the Fair Market Value, as of the date on which the Plan was terminated, of any fractional shares paid to him in cash).

17. EFFECTIVE DATE OF PLAN

    The Plan shall become effective upon (a) due approval of the Plan by the stockholders of the Company, and (b) the effectiveness of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, covering the shares of Class A Common Stock subject to the Plan.

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18. GOVERNMENT AND OTHER REGULATIONS

    The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Company, be required.

19. INDEMNIFICATION OF COMMITTEE

    Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its Certificate of Incorporation and Bylaws.

20. INTERPRETATION

    As used herein, and as appropriate to the context, the masculine pronoun shall include the feminine and the neuter, and the single shall include the plural.

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    THE FOREGOING GENESEE & WYOMING INC. EMPLOYEE STOCK PURCHASE PLAN WAS DULY
ADOPTED BY THE BOARD OF DIRECTORS OF GENESEE & WYOMING INC. ON __________, 1996.



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                                  JAMES B. GRAY, JR., SECRETARY



    THE EFFECTIVE DATE OF THE PLAN, AS DEFINED IN SECTION 17 OF THE PLAN, IS

_______________________.



                                  -------------------------------------------
                                  JAMES B. GRAY, JR., SECRETARY

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